UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 27, 2010

INTERNATIONAL FLAVORS & FRAGRANCES INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

521 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 765-5500

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

      ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The shareholders of International Flavors & Fragrances Inc. (the “Company”) approved the Company’s 2010 Stock Award and Incentive Plan (the “2010 Plan”) at the Annual Meeting of Shareholders held on April 27, 2010.  The 2010 Plan was approved by the Company’s Board of Directors (the “Board”) on February 2, 2010, subject to shareholder approval.  The 2010 Plan replaces the Company’s 2000 Stock Award and Incentive Plan and the 2000 Supplemental Stock Award Plan (the “2000 Plans”) and will provide the source for future deferrals of cash into deferred stock under the Company’s Deferred Compensation Plan (with the Deferred Compensation Plan being deemed a subplan under the 2010 Plan for the sole purpose of funding deferrals under the IFF Share Fund).

Executive officers and other employees of the Company and its subsidiaries, and non-employee directors, consultants and others who provide substantial services to the Company, are eligible to be granted awards under the 2010 Plan.  In addition, any person who has been offered employment by the Company may be granted awards, but such prospective grantee may not receive any payment or exercise any right relating to the award until he or she has commenced employment or the providing of services.  Two million shares are reserved for delivery to participants under the 2010 Plan, plus shares remaining available for new grants under the 2000 Stock Award and Incentive Plan and shares recaptured from outstanding awards under the 2000 Plans.  The 2010 Plan authorizes a broad range of awards, including: incentive and non-qualified stock options; stock appreciation rights (“SARs”); restricted stock; deferred stock (including restricted stock units); other awards based on Company common stock; dividend equivalents; performance shares or other stock-based performance awards; cash-based performance awards tied to achievement of specific performance objectives; and shares issuable in lieu of rights to cash compensation.

The Compensation Committee of the Board will administer the 2010 Plan, although the Board may itself act to administer the 2010 Plan and awards to non-employee directors will be approved under a policy approved by the Compensation Committee and Board.  Subject to the terms and conditions of the 2010 Plan, the Compensation Committee is authorized to select participants, determine the type and number of awards to be granted and the number of shares to which awards will relate or the amount of a performance award, specify times at which awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2010 Plan, and make all other determinations which may be necessary or advisable for the administration of the 2010 Plan.  In addition, under the 2010 Plan, in the event of a “change in control” of the Company (as defined in the 2010 Plan), outstanding awards will immediately vest and be fully exercisable, any restrictions, deferral of settlement and forfeiture conditions of such awards will lapse, and goals relating to performance-based awards will be deemed met or exceeded to the extent specified in the performance-award documents.  However, the Compensation Committee can specify different provisions applicable to a change in control in a participant’s award agreement.  The Board may amend, suspend, discontinue, or terminate the 2010 Plan or the Committee’s authority to grant awards thereunder without shareholder approval, except as required by law, regulation or the rules of the NYSE.  However, the 2010 Plan includes a restriction providing that, without shareholder approval, the Company will not amend or replace options or SARs previously granted under the 2010 Plan in a transaction that constitutes a “repricing” (as defined in the 2010 Plan).  Unless earlier terminated, the authority of the Compensation Committee to make grants under the 2010 Plan will terminate ten years after the latest shareholder approval of the 2010 Plan, and the 2010 Plan will terminate when no shares remain available and the Company has no further obligation with respect to any outstanding award.

A description of other terms and conditions of the 2010 Plan appears under the heading “Item 3—Approval of 2010 Stock Award and Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on March 9, 2010 (the “Proxy Statement”).  Such description and the other information relating to the 2010 Plan included herein are qualified in their entirety by reference to the actual terms of the 2010 Plan, which was filed as Appendix A to the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on April 27, 2010.  At the Annual Meeting, (i) 11 persons were elected to serve as directors of the Company; (ii) the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2010 was ratified; and (iii) the Company’s 2010 Stock Award and Incentive Plan was approved.  Each of these proposals is described in detail in the Company’s Proxy Statement.  The final results for the votes regarding each proposal are set forth below.

				Broker Non- Votes
	For	Against	Abstain
1) Election of Directors
Margaret Hayes Adame	62,608,133	1,708,254	24,302	3,764,052
Marcello Bottoli	57,511,192	6,808,343	21,154	3,764,052
Linda B. Buck	63,127,573	1,191,516	21,600	3,764,052
J. Michael Cook	57,698,137	6,620,774	21,778	3,764,052
Roger W. Ferguson, Jr.	63,325,674	992,034	22,981	3,764,052
Peter A. Georgescu	63,487,786	830,241	22,662	3,764,052
Alexandra A. Herzan	57,708,628	6,611,422	20,639	3,764,052
Henry W. Howell, Jr.	63,101,571	1,216,076	23,042	3,764,052
Katherine M. Hudson	62,559,522	1,760,255	20,912	3,764,052
Arthur C. Martinez	61,402,569	2,912,449	25,671	3,764,052
Douglas D. Tough	62,029,667	2,282,573	28,449	3,764,052
2) Ratification of PricewaterhouseCoopers LLP as independent accountants	66,501,325	1,553,124	50,292	n/a
3) Approval of the 2010 Stock Award and Incentive Plan	53,827,120	10,288,050	225,519	3,764,052

Item 8.01 Other Events

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a description of common stock of the Company.  As permitted by the SEC, this description is being provided for purposes of SEC forms which require the incorporation by reference of a description of securities contained in a registration statement filed under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1
International Flavors & Fragrances Inc. 2010 Stock Award and Incentive Plan (incorporated by reference to Appendix A of the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 9, 2010).

99.1	Description of Company Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS &
FRAGRANCES INC.

Dated: April 30, 2010	By:	/s/ Dennis M. Meany
		Name:	Dennis M. Meany
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1
International Flavors & Fragrances Inc. 2010 Stock Award and Incentive Plan (incorporated by reference to Appendix A of the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 9, 2010).

99.1	Description of Company Common Stock.